SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                    _________________________________________

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      Date of report (Date of earliest event reported):   December 31, 1998





                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
             (Exact name of registrant as specified in its charter)



                                     1-9876
                           ---------------------------
                            (Commission File Number)




                      Texas                                  74-1464203
       --------------- ---------------------              -----------------
          (State or other jurisdiction of                 (I.R.S. Employer
           incorporation or organization)                Identification No.)

  2600 Citadel Plaza Drive, Suite 300, Houston, Texas          77008
-------------------------------------------------------   -----------------
      (Address of principal executive offices)               (Zip Code)




       Registrant's telephone number, including area code: (713) 866-6000
                                                           --------------

ITEM 2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

         During the year ended December 31, 1998, Weingarten Realty Investors (the "Company") acquired four retail centers and 15 industrial projects. Additionally, the Company acquired the second phase of a retail center it already owned and bought adjoining buildings at two of its shopping centers. A partnership formed by the Company acquired an anchored shopping center in exchange for operating partnership units and assumption of $9.1 million of debt. Material factors considered in each of the acquisitions made by the Company include historical and prospective financial performance of the center, credit quality of the tenancy, local and regional demographics, location and competition, ad valorem tax rates, condition of the property and the related anticipated level of capital expenditures required. The total investment in acquisitions during 1998 was $128 million. Audited financial statements and unaudited pro forma financial information on these properties are submitted in
ITEM  7.  below.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

         The following financial statements, pro forma financial statements and exhibits are filed as part of this report:

         (a)  Financial  statements  of  businesses  acquired:

              1.  Regal  Distribution  Center

                  (i)    Independent  Auditors'  Report

                  (ii) Statement of Revenue and Certain Expenses for the Year Ended December 31, 1997

                  (iii)  Notes  to  Statement  of Revenue  and Certain  Expenses

              2.  Brodie  Oaks  Shopping  Center

                  (i)    Independent  Auditors'  Report

                  (ii) Statement of Revenue and Certain Expenses for the Period from January 1, 1998 through October 9, 1998

                  (iii)  Notes  to Statement of Revenue and Certain Expenses

         (b) Pro Forma Condensed Financial Statement (unaudited) of Weingarten Realty Investors, the Acquired Properties and Other Acquisitions*

              1. Pro Forma Condensed Statement of Consolidated Income for the Year Ended December 31, 1998

              2.  Notes  and  Significant  Assumptions

         (c)  Exhibits:

              Included herewith is Exhibit No. 23.1, the Consent of the Independent Accountants
-------------
* A Pro Forma Consolidated Balance Sheet as of December 31, 1998 is not presented as all acquisitions covered by this Current Report on Form
      8-K were completed prior to December 31, 1998 and, accordingly, are reflected in the Consolidated Balance Sheet included in the Company's Annual Report on Form 10-K for the year then ended.

REGAL  DISTRIBUTION  CENTER



INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

We have audited the accompanying statement of revenue and certain expenses of Regal Distribution Center (the "Center") for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the Center's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Regal Distribution Center for the year ended December 31, 1997.




Deloitte  &  Touche  LLP
Houston,  Texas
August  6,  1999

                  REGAL DISTRIBUTION CENTER
          STATEMENT OF REVENUE AND CERTAIN EXPENSES
            FOR THE YEAR ENDED DECEMBER 31, 1997

REVENUE:
    Rental. . . . . . . . . . . . . . . . . .  $ 544,238
    Tenant reimbursements . . . . . . . . . .     26,514
                                               ---------

              Total Revenue . . . . . . . . .    570,752
                                               ---------

CERTAIN EXPENSES:
    Property operating and maintenance. . . .     55,928
    Real estate taxes and assessments . . . .     93,820
                                               ---------

              Total Certain Expenses. . . . .    149,748
                                               ---------


EXCESS OF REVENUE OVER CERTAIN EXPENSES . . .  $ 421,004
                                               =========

------------------------------------------------------------



See  accompanying  notes  to  statement  of  revenue and certain expenses.

                            REGAL DISTRIBUTION CENTER
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1997

1.     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION - The accompanying statement of revenue and certain expenses includes the operations of Regal Distribution Center (the "Center"), a 203,000 square foot distribution industrial center in Dallas, Texas. The Center was acquired by Weingarten Realty Investors (the "Company") on April 17, 1998 for $4,041,000. The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

BASIS OF PRESENTATION - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of the Company.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Center have been excluded. Excluded expenses consist of interest, depreciation and amortization, property expenses and general and administrative costs not directly comparable to the future operations of the Center.

REVENUE RECOGNITION - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance expenses and insurance by the lessees) are estimated and accrued over the fiscal year.

USE OF ESTIMATES - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.     RENTALS  UNDER  OPERATING  LEASES

Future minimum rental income from non-cancelable operating leases at December 31, 1997, is: $571,376 in 1998; $628,686 in 1999; $405,137 in 2000; $252,608 in
2001;  $201,140  in  2002;  and  $167,805  thereafter.

BRODIE  OAKS  SHOPPING  CENTER



INDEPENDENT  AUDITORS'  REPORT

To  the  Board  of  Trust  Managers  and  Shareholders  of
     Weingarten  Realty  Investors:

We have audited the accompanying statement of rental revenue and certain expenses of Brodie Oaks Shopping Center ("Brodie") for the period from January 1, 1998 through October 9, 1998. This statement of revenue and certain expenses is the responsibility of Brodie's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of rental revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Weingarten Realty Investors. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Brodie Oaks Shopping Center for the period from January 1, 1998 through October 9, 1998.




Deloitte  &  Touche  LLP
Houston,  Texas
July  23,  1999

                           BRODIE OAKS SHOPPING CENTER
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
           FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH OCTOBER 9, 1998

REVENUE:
    Rental. . . . . . . . . . . . . . . . . . .  $ 1,995,367
    Tenant reimbursements . . . . . . . . . . .      887,822
                                                 -----------

          Total Revenue . . . . . . . . . . . .    2,883,189
                                                 -----------

CERTAIN EXPENSES:
    Property operating and maintenance. . . . .      501,017
    Real estate taxes and assessments . . . . .      352,228
                                                 -----------

          Total Certain Expenses. . . . . . . .      853,245
                                                 -----------


EXCESS OF REVENUE OVER CERTAIN EXPENSES . . . .  $ 2,029,944
                                                 ===========

----------------------------------------------------------------



See  accompanying  notes  to  statement  of  revenue and certain expenses.

                          BRODIE OAKS SHOPPING CENTER
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
          FOR THE PERIOD FROM JANUARY 1, 1998 THROUGH OCTOBER 9, 1998

1.     ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ORGANIZATION - The accompanying statement of revenue and certain expenses includes the operations of Brodie Oaks Shopping Center ("Brodie"), a 245,000 square foot shopping center in Austin, Texas. Brodie was acquired by Weingarten Realty Investors (the "Company") on October 9, 1998 for $27,078,000. The Company is a Texas real estate investment trust, which is primarily involved in the acquisition, development, and management of real estate, consisting mostly of neighborhood and community shopping centers and, to a lesser extent, industrial properties.

BASIS OF PRESENTATION - The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of the Company.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of Brodie have been excluded. Excluded expenses consist of interest, depreciation and amortization, property expenses and general and administrative costs not directly comparable to the future operations of Brodie.

REVENUE RECOGNITION - Rental revenue is generally recognized on a straight-line basis over the life of the lease for operating leases. Tenant reimbursements (payments for taxes, maintenance expenses and insurance by the lessees) are estimated and accrued over the fiscal year. Revenue based on a percentage of tenants' sales is estimated and accrued ratably over the lease year.

USE OF ESTIMATES - The preparation of the financial statement requires management to make use of estimates and assumptions that affect amounts reported in the financial statement as well as certain disclosures. Actual results could differ from those estimates.

2.     RENTALS  UNDER  OPERATING  LEASES

Future minimum rental income from non-cancelable operating leases at October 9, 1998, is: $2,489,078 in 1999; $2,076,255 in 2000; $1,839,840 in 2001;
$1,526,991  in  2002;  $1,007,278  in  2003;  and  $2,317,483  thereafter.

                           WEINGARTEN REALTY INVESTORS
              PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED INCOME
                          YEAR ENDED DECEMBER 31, 1998
                                   (Unaudited)

                    (in thousands, except per share amounts)

This unaudited Pro Forma Condensed Statement of Consolidated Income is presented as if (A) the acquisitions of the acquired properties and (B) the acquisition of other properties, as set forth in the Notes and Significant Assumptions, had occurred as of January 1, 1998. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited Pro Forma Condensed Statement of Consolidated Income is not necessarily indicative of what actual results of operations would have been had these transactions occurred on January 1, 1998, nor does it purport to represent the results of operations for future periods.




                                                                     Adjustment      Adjustment
                                                                    for Acquired      for Other          Pro
                                                       Historical   Properties(A)  Acquisitions(B)      Forma
                                                      ------------  -------------  ---------------  ------------
Revenue:

  Rentals. . . . . . . . . . . . . . . . . . . . . .  $   194,624   $      4,231   $        5,212   $   204,067
  Interest . . . . . . . . . . . . . . . . . . . . .        2,089             25               13         2,127
  Other. . . . . . . . . . . . . . . . . . . . . . .        1,754              1                1         1,756
                                                      ------------  -------------  ---------------  ------------
      Total Revenue. . . . . . . . . . . . . . . . .      198,467          4,257            5,226       207,950
                                                      ------------  -------------  ---------------  ------------

Expenses:

  Operating. . . . . . . . . . . . . . . . . . . . .       30,413            733            1,087        32,233
  Ad Valorem Taxes . . . . . . . . . . . . . . . . .       24,436            634              841        25,911
  Depreciation & Amortization. . . . . . . . . . . .       41,946            613              796        43,355
  Interest . . . . . . . . . . . . . . . . . . . . .       33,654          1,931            2,506        38,091
  General &  Administrative. . . . . . . . . . . . .        7,146                                         7,146
                                                      ------------  -------------  ---------------  ------------
      Total Expenses . . . . . . . . . . . . . . . .      137,595          3,911            5,230       146,736
                                                      ------------  -------------  ---------------  ------------

Income (Loss) from Operations. . . . . . . . . . . .       60,872            346               (4)       61,214
Gain on Sales of Property and Securities . . . . . .          885                                           885
                                                      ------------  -------------  ---------------  ------------
Income (Loss) Before Extraordinary Charge. . . . . .       61,757            346               (4)       62,099
Extraordinary Charge (early retirement of debt). . .       (1,392)                                       (1,392)
                                                      ------------  -------------  ---------------  ------------

Net Income (Loss). . . . . . . . . . . . . . . . . .  $    60,365   $        346   $           (4)  $    60,707
                                                      ============  =============  ===============  ============

Net Income (Loss) Available to Common Shareholders:
     Basic . . . . . . . . . . . . . . . . . . . . .  $    54,484   $        346   $           (4)  $    54,826
                                                      ============  =============  ===============  ============
     Diluted . . . . . . . . . . . . . . . . . . . .  $    54,521   $        346   $          410   $    55,277
                                                      ============  =============  ===============  ============

Net Income per Common Share - Basic. . . . . . . . .  $      2.04                                   $      2.06
                                                      ============                                  ============
Net Income per Common Share - Diluted. . . . . . . .  $      2.03                                   $      2.05
                                                      ============                                  ============

Weighted Average Number of Shares Outstanding:
     Basic . . . . . . . . . . . . . . . . . . . . .       26,667                                        26,667
                                                      ============                                  ============
     Diluted . . . . . . . . . . . . . . . . . . . .       26,869                                        26,947
                                                      ============                                  ============


                          WEINGARTEN REALTY INVESTORS
                       NOTES AND SIGNIFICANT ASSUMPTIONS
                          YEAR ENDED DECEMBER 31,1998
                                  (Unaudited)


(A)     ACQUIRED  PROPERTIES

The aggregate purchase price for the acquisitions described below (the "Acquired Properties") was $73.5 million and was allocated between land and buildings, with the buildings being depreciated over a period of forty years. These purchases were funded under the Company's revolving credit facility (average rate of 6.3%), with the exception of a $4.1 million note (rate of 10%) which was assumed by the Company. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the Acquired Properties.

On March 3, 1998, the Company acquired Central Plaza located in Lubbock, Texas. Developed in 1979, this 152,000 square foot retail center is located on 12.1 acres at the northeast corner of Loop 289 and Slide Road.

On March 13, 1998, the Company purchased a free-standing supermarket located in Dallas, Texas. Developed in 1991, this 32,000 square foot center is located at the northwest corner of Belt Line Road and Marshall Drive on 5.4 acres. This property was vacant when purchased, but is currently leased to Minyard Food Stores, Inc.

On March 20, 1998, the Company acquired Moore Plaza in Corpus Christi, Texas. Developed in phases beginning in 1989 and ending in 1991, the center is situated on 34.24 acres of land at the southwest corner of South Padre Island Drive and Staples. This 360,000 square foot shopping center is anchored by Builders
Square, Hobby Lobby, Circuit City, Office Depot and Old Navy, as well as HEB Supermarket and Target that are tenant-owned.

On April 17, 1998, the Company purchased Regal Distribution Center in Dallas, Texas. Developed in 1973, this 203,000 square foot center is located on 7.3 acres of land at 4747 Leston Avenue.

On October 9, 1998, the Company purchased Brodie Oaks Shopping Center, a 245,000 square foot shopping center in Austin, Texas. Developed in 1983 and 1984, the center is located on 24.1 acres at the northwest corner of South Lamar and Loop
360.  This  retail  center with an office building is anchored by Nieman Marcus'
Last  Call  and  Sun  Harvest  Farms,  a  gourmet  specialty  supermarket.

B)     OTHER  ACQUISITIONS

The aggregate purchase price for the acquisitions described below (the "Other Acquisitions") was $54.5 million and was allocated between land and buildings, with the buildings being depreciated over a period of forty years. These purchases were funded with $48.7 million borrowed under the Company's revolving credit facility (average rate of 6.3%) and assumption of $2.6 million of debt at 7.625% and $3.2 million at 10%. Pro forma revenue and expenses, other than interest and depreciation, represent the historical amounts of the Other Acquisitions.

On May 29, 1998, the Company acquired Space Center Industrial Park in Dallas, Texas. Developed in 1970, this 265,000 square foot industrial center is located at the southwest corner of Pulaski Street and Irving Boulevard on 9.8 acres of land. Major tenants include Weir's Furniture Village, Inc., Furniture Marketing Group, Inc., Kichler Lighting and J.L. Hammett Company.

On June 12, 1998, the Company acquired the Houston Cold Storage Warehouse, a 128,000 square foot refrigerated storage facility in Railwood, a master planned industrial park in Houston, Texas. Developed in 1991, the center is located on
11.74 acres at 7080 Express Lane. The center is 100% leased to Houston Central Industries.

On June 25, 1998, the Company purchased an adjoining building at its Galveston Place Shopping Center. This 83,000 square foot center was developed in 1983 and is located at 61st and Central in Galveston, Texas on 6.9 acres of land.

On June 25, 1998, the Company purchased an adjoining building at its Montgomery Plaza Shopping Center. This 82,000 square foot center was developed in 1984 and is located at 1420 Loop 336 West in Conroe, Texas on 5.45 acres of land.

On August 6, 1998, the Company acquired Blankenship Building in Houston, Texas. Developed in 1980, this 60,000 square foot center is located on 4.02 acres in the Kempwood Business Park.

On August 31, 1998, the Company acquired the Levitz Building in Houston, Texas. This 184,000 square foot center is located at 5757 Loop 610 South on 10.3 acres.

On September 4, 1998, the Company acquired Phase II of Mission Shopping Center in Las Vegas, Nevada. Phase II is located at the northeast corner of Flamingo and Maryland Parkway and contains 81,000 square feet on 7.3 acres. Phase II is 100% leased to Toys R Us and T.J. Maxx.

On September 15, 1998, a partnership formed by the Company acquired an anchored shopping center in Little Rock, Arkansas in exchange for operating partnership units and the assumption of $9.1 million of debt. The Company has an effective ownership interest of 35% in this partnership. Developed in 1989 through 1991, the center is located on 17.65 acres at 11400 West Markham. This 178,000 square foot shopping center is anchored by Mega Market supermarket, Service Merchandise, Office Depot and Michael's Arts & Crafts.

On September 29, 1998, the Company purchased Redbird Distribution Center, a 111,000 square foot bulk warehouse in Dallas, Texas. Developed in 1974, the center is located on 4.74 acres at 4525 Joseph Hardin Drive. The center is 100% leased to Bronco Packaging Corporation, Reid Plastics, Inc. and Pre-Q Rubber, Ltd.

On October 23, 1998, the Company purchased the Southwide Warehouse in Memphis, Tennessee. Developed in 1975, the 356,000 square foot center is located on
16.78  acres  at  Burma  Road  and  Red  Drive.

On October 23, 1998, the Company purchased the Thomas Street Warehouse in Memphis, Tennessee. Developed in 1971, the center is located on 9.6 acres at 1629 Thomas Street. This 164,000 square foot center is 100% leased to Triple H Incorporated, a public warehouser.

On October 23, 1998, the Company purchased the Crowfarn Drive Warehouse in Memphis, Tennessee. Developed in 1974, the center is located on 7.28 acres at 3800-3844 Crowfarn Drive. The 159,000 square foot center is 100% leased to Nordstrom, Inc. and Reynolds Metals Company.

On December 23, 1998, the Company acquired Southport Business Park in Houston, Texas. Developed in 1980, the center is located on 8.23 acres on South Loop 610 at the Mykawa/Crestmont exit. This 157,000 square foot center is 100% leased to Great Spring Waters of America and Flow Line Division of Markovitz.

On December 23, 1998, the Company purchased the Crosspoint Warehouse in Houston, Texas. Developed in 1980, this 72,000 square foot center is located on 4.11 acres at 1701 Cross Point.

On December 31, 1998, the Company acquired DFW/Port America, a 45,000 square foot industrial center in Grapevine, Texas. Developed in 1978, this center is located on 2.53 acres at 801 and 804 Poet America Place.

On December 31, 1998, the Company acquired Randol Mill Place, a 55,000 square foot industrial center in Arlington, Texas. Developed in 1979, the center is located on 4.09 acres at 2500 Randol Mill Road.

On December 31, 1998, the Company acquired Northhaven Business Park in Dallas, Texas. Developed in 1973, this 151,000 square foot center is located on 8.8 acres near the southeast intersection of Interstate 35 and LBJ freeway.

On December 31, 1998, the Company acquired Walnut Trails Business Park in Dallas, Texas. Developed in 1979, this 103,000 square foot center is located on
7.1  acres  at  2636  Walnut  Hill  Lane.



                           WEINGARTEN REALTY INVESTORS
                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
               FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1998
                                   (Unaudited)



Revenue . . . . . . . . . . . . . . . . . . . . . . . .  $ 17,795

Expenses:
  Operating . . . . . . . . . . . . . . . . . . . . . .     2,766
  Ad Valorem Taxes. . . . . . . . . . . . . . . . . . .     3,043
  Depreciation & Amortization . . . . . . . . . . . . .     2,778
  Interest. . . . . . . . . . . . . . . . . . . . . . .     8,733
                                                         --------
      Total Expenses. . . . . . . . . . . . . . . . . .    17,320
                                                         --------

Estimated Taxable Operating Gain. . . . . . . . . . . .       475

Add back depreciation & amortization. . . . . . . . . .     2,778
                                                         --------

Estimated Cash to be Made Available from Operations . .  $  3,253
                                                         ========


Note: This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results for all properties acquired by the Company during the year ended December 31, 1998 and does not purport to reflect actual results for any period.






(c)  Exhibits

     Exhibit  Number     Description
     ---------------     -----------
         23.1            Consent of Deloitte & Touche LLP

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  WEINGARTEN  REALTY  INVESTORS
                                                  -----------------------------
                                                          (Registrant)



                                                  BY:  /s/ Stephen  C.  Richter
                                                  -----------------------------
                                                         Stephen C. Richter
                                                 Senior Vice President/Financial
                                                   Administration and Treasurer
                                                  (Principal Accounting Officer)




DATE:     August  13,  1999